                            DVI RECEIVABLES X 1999-2

                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:

    End of Period Collection Account Balance as of Prior Payment Date:                                             647,604.13
    Available Funds:
          Contract Payments due and received in this period                                                      4,542,472.19
          Contract Payments due in prior period(s) and received in this period                                     183,612.46
          Contract Payments received in this period for next period                                                158,675.52
          Sales, Use and Property Tax, Maintenance, Late Charges                                                   127,181.83
          Prepayment Amounts related to early termination in this period                                         1,379,645.59
          Servicer Advance                                                                                         347,210.18
          Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
          Transfer from Reserve Account                                                                              8,282.15
          Interest earned on Collection Account                                                                     12,856.71
          Interest earned on Affiliated Account                                                                      1,057.54
          Proceeds from repurchase of Contracts per Contribution
            and Servicing Agreement Section 5.03                                                                         0.00
          Amounts paid per Contribution and Servicing Agreement
            Section 7.01 (Substituted contract < Predecessor contract)                                                   0.00
          Amounts paid under insurance policies                                                                          0.00
          Any other amounts                                                                                              0.00

                                                                                                             -----------------
    Total Available Funds                                                                                        7,408,598.30
    Less: Amounts to be Retained in Collection Account                                                             544,195.12
                                                                                                             -----------------
    AMOUNT TO BE DISTRIBUTED                                                                                     6,864,403.18
                                                                                                             =================


    DISTRIBUTION OF FUNDS:

          1. To Trustee -  Fees                                                                                          0.00
          2. To Servicer, any unreimbursed Nonrecoverable
              Advances or Servicer Advances                                                                        183,612.46
          3. To Noteholders (For Servicer Report immediately following the
              Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                                                   0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                               0.00
                    a) Class A3 Principal (distributed after A2 Note matures) and Interest                       5,064,888.48
                    a) Class A4 Principal (distributed after A3 Note matures) and Interest                         595,956.85
                    b) Class B Principal and Interest                                                               96,919.71
                    c) Class C Principal and Interest                                                              194,579.79
                    d) Class D Principal and Interest                                                              131,850.95
                    e) Class E Principal and Interest                                                              173,797.50

          4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
          5. To Issuer - Residual Principal and Interest and
              Reserve Account Distribution

                    a) Residual Interest (Provided no Restricting or
                        Amortization Event in effect)                                                               47,650.05
                    b) Residual Principal (Provided no Restricting or
                        Amortization Event in effect)                                                              163,560.21
                    c) Reserve Account Distribution
                        (Provided no Restricting or Amortization Event in effect)                                    8,282.15
          6. To Servicer, Tax, Maintenance, Late Charges and Bank
              Interest Earned and Any Other Amounts                                                                141,096.08
          7. To Servicer, Servicing Fee and other Servicing Compensations                                           62,208.95
                                                                                                             -----------------
    TOTAL FUNDS DISTRIBUTED                                                                                      6,864,403.18
                                                                                                             =================
    End of Period Collection Account Balance {Includes Payments in Advance                                   -----------------
     & Restricting Event Funds (if any)}                                                                           544,195.12
                                                                                                             =================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                               $2,702,437.25
            - Add Investment Earnings                                                                                8,282.15
            - Add Transfer from Certificate Account
               (To Satisfy Reserve Account Requirement)                                                                  0.00
            - Less Distribution to Certificate Account                                                               8,282.15
                                                                                                             ----------------
End of period balance                                                                                           $2,702,437.25
                                                                                                             ================
Reserve Account Requirement (Lesser of:
  (i) Initial Reserve Account Required Amount, or
 (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                     $2,702,437.25
                                                                                                             ================

                            DVI RECEIVABLES X 1999-2

                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001


III.   Class A Note Principal Balance
Beginning Principal Balance of the Class A Notes
                          Pool A                                     116,927,482.85
                          Pool B                                      29,055,703.08
                                                                    ---------------
                                                                                                 145,983,185.93
Class A Overdue Interest, if any                                               0.00
Class A Monthly Interest - Pool A                                        691,296.59
Class A Monthly Interest - Pool B                                        171,782.62

Class A Overdue Principal, if any                                              0.00
Class A Monthly Principal - Pool A                                     3,209,235.08
Class A Monthly Principal - Pool B                                     1,588,531.04
                                                                    ---------------
                                                                                                   4,797,766.12
Ending Principal Balance of the Class A Notes
                          Pool A                                     113,718,247.77
                          Pool B                                      27,467,172.04
                                                                    ---------------
                                                                                               ----------------
                                                                                                 141,185,419.81
                                                                                               ================
------------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                                  Principal Paid Per $1,000                              Ending Principal
Original Face $237,814,000                               Original Face $237,814,000                              Balance Factor
    $ 3.629220                                                          $ 20.174448                               59.368002%
------------------------------------------------------------------------------------------------------------------------------------


IV.   Class A Note Principal Balance


Beginning Principal Balance of the Class A Notes
                Class A1                                                       0.00
                Class A2                                                       0.00
                Class A3                                              46,932,185.93
                Class A4                                              99,051,000.00
                                                                   ----------------

Class A Monthly Interest                                                                        145,983,185.93
                Class A1 (Actual Number Days/360)                              0.00
                Class A2                                                       0.00
                Class A3                                                 267,122.36
                Class A4                                                 595,956.85
                                                                   ----------------

Class A Monthly Principal
                Class A1                                                       0.00
                Class A2                                                       0.00
                Class A3                                               4,797,766.12
                Class A4                                                       0.00
                                                                   ----------------
                                                                                                 4,797,766.12
Ending Principal Balance of the Class A Notes
                Class A1                                                       0.00
                Class A2                                                       0.00
                Class A3                                              42,134,419.81
                Class A4                                              99,051,000.00
                                                                   ----------------
                                                                                             ----------------
                                                                                               141,185,419.81
                                                                                             ================
Class A3
------------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                                  Principal Paid Per $1,000                               Ending Principal
Original Face $65,098,000                                 Original Face $65,098,000                               Balance Factor
    $ 4.103388                                                          $ 73.700669                                 64.724600%
------------------------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                        Pool A                                                              1,993,357.23
                        Pool B                                                                495,344.81
                                                                                         ---------------
                                                                                                                 2,488,702.04

   Class B Overdue Interest, if any                                                                 0.00
   Class B Monthly Interest - Pool A                                                           12,126.26
   Class B Monthly Interest - Pool B                                                            3,013.35
   Class B Overdue Principal, if any                                                                0.00
   Class B Monthly Principal - Pool A                                                          54,702.87
   Class B Monthly Principal - Pool B                                                          27,077.23
                                                                                         ---------------
                                                                                                                    81,780.10
        Ending Principal Balance of the Class B Notes
                        Pool A                                                              1,938,654.36
                        Pool B                                                                468,267.58
                                                                                         ---------------
                                                                                                              ---------------
                                                                                                                 2,406,921.94
                                                                                                              ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
Original Face $4,054,000    Original Face $4,054,000         Balance Factor
      $ 3.734487                          $ 20.172694          59.371533%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                        Pool A                                                              3,985,933.43
                        Pool B                                                                990,470.63
                                                                                         ---------------
                                                                                                                 4,976,404.06

   Class C Overdue Interest, if any                                                                 0.00
   Class C Monthly Interest - Pool A                                                           24,845.65
   Class C Monthly Interest - Pool B                                                            6,173.93
   Class C Overdue Principal, if any                                                                0.00
   Class C Monthly Principal - Pool A                                                         109,405.74
   Class C Monthly Principal - Pool B                                                          54,154.47
                                                                                         ---------------
                                                                                                                   163,560.21
        Ending Principal Balance of the Class C Notes
                        Pool A                                                              3,876,527.69
                        Pool B                                                                936,316.16
                                                                                         ---------------
                                                                                                              ---------------
                                                                                                                 4,812,843.85
                                                                                                              ================

--------------------------------------------------------------------------------
   Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
   Original Face $8,107,000    Original Face $8,107,000         Balance Factor
         $ 3.826271                         $ 20.175183             59.366521%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes

                             Pool A                                                             2,657,549.27
                             Pool B                                                               660,386.77
                                                                                              --------------
                                                                                                                   3,317,936.04

        Class D Overdue Interest, if any                                                                0.00
        Class D Monthly Interest - Pool A                                                          18,270.65
        Class D Monthly Interest - Pool B                                                           4,540.16
        Class D Overdue Principal, if any                                                               0.00
        Class D Monthly Principal - Pool A                                                         72,937.16
        Class D Monthly Principal - Pool B                                                         36,102.98
                                                                                              --------------
                                                                                                                     109,040.14

        Ending Principal Balance of the Class D Notes

                             Pool A                                                             2,584,612.11
                             Pool B                                                               624,283.79
                                                                                              --------------
                                                                                                                  --------------
                                                                                                                   3,208,895.90
                                                                                                                  ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $5,405,000    Original Face $5,405,000     Balance Factor
     $ 4.220316                           $ 20.173939                59.369027%
--------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes

                             Pool A                                                             3,321,741.39
                             Pool B                                                               825,428.68
                                                                                              --------------
                                                                                                                   4,147,170.07

        Class E Overdue Interest, if any                                                                0.00
        Class E Monthly Interest - Pool A                                                          30,034.08
        Class E Monthly Interest - Pool B                                                           7,463.25
        Class E Overdue Principal, if any                                                               0.00
        Class E Monthly Principal - Pool A                                                         91,171.45
        Class E Monthly Principal - Pool B                                                         45,128.72
                                                                                              --------------
                                                                                                                     136,300.17

        Ending Principal Balance of the Class E Notes

                             Pool A                                                             3,230,569.94
                             Pool B                                                               780,299.96
                                                                                              --------------
                                                                                                                  --------------
                                                                                                                   4,010,869.90
                                                                                                                  ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $6,756,000    Original Face $6,756,000     Balance Factor
      $ 5.550226                         $  20.174685               59.367524%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance

                             Pool A                       3,986,499.43
                             Pool B                         990,629.33
                                                        ---------------
                                                                                   4,977,128.76

        Residual Interest - Pool A                           38,551.62
        Residual Interest - Pool B                            9,098.43
        Residual Principal - Pool A                         109,405.74
        Residual Principal - Pool B                          54,154.47
                                                        ---------------
                                                                                     163,560.21

        Ending Residual Principal Balance

                             Pool A                       3,877,093.69
                             Pool B                         936,474.86
                                                        ---------------
                                                                                ---------------
                                                                                   4,813,568.55
                                                                                ================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                             62,208.95
         - Servicer Advances reimbursement                                           183,612.46
         - Tax, Maintenance, Late Charges,
           Bank Interest and other amounts                                           141,096.08
                                                                                ---------------
        Total amounts due to Servicer                                                386,917.49
                                                                                ================

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                              132,872,563.59

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             3,646,858.05

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           --------------
             ending of the related Collection Period                                                                 129,225,705.54
                                                                                                                     ==============


          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                      3,082,711.03

              - Principal portion of Prepayment Amounts                                             564,147.02

              - Principal portion of Contracts repurchased under
                 Indenture Agreement Section 4.02                                                         0.00

              - Aggregate Discounted Contract Balance of Contracts that
                  have become Defaulted Contracts during the Collection Period                            0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                                           0.00

              - Aggregate Discounted Contract Balance of Predecessor
                 Contracts withdrawn during Collection Period                                             0.00

                                                                                               ---------------
                                   Total Decline in Aggregate Discounted Contract Balance         3,646,858.05
                                                                                               ===============


POOL B

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                               33,017,963.29

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             1,805,148.90

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           ---------------
             ending of the related Collection Period                                                                  31,212,814.39
                                                                                                                     ===============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                        998,553.38

              - Principal portion of Prepayment Amounts                                             806,595.52

              - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                                   0.00

              - Aggregate Discounted Contract Balance of Contracts that
                  have become Defaulted Contracts during the Collection Period                            0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                    0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                             0.00

                                                                                                ---------------
                                   Total Decline in Aggregate Discounted Contract Balance         1,805,148.90
                                                                                                ===============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    160,438,519.93
                                                                                                                     ===============

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001


     XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              Pool A

                                                                                                                 Predecessor
                                                                       Discounted                  Predecessor   Discounted
              Lease #      Lessee Name                                 Present Value               Lease #       Present Value
              -----------------------------                            ---------------------       ---------     -------------------
                           NONE











                                                                       ---------------------                     -------------------
                                                               Totals:                $0.00                                   $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL
                  PREPAID CONTRACTS                                                                                           $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $211,061,551.13
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%


     DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
     a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
     b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
     c)  If (a) > (b), amount to be deposited in Collection                                        $0.00
     Account per Contribution & Servicing Agreement Section 7.02

     CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD              YES                     NO     X
                                                                                         --------                --------


              Pool B                                                                                              Predecessor
                                                                       Discounted                  Predecessor    Discounted
              Lease #      Lessee Name                                 Present Value               Lease #        Present Value
              ---------------------------------------                  ---------------------       ---------      ------------------
                           NONE









                                                                       ---------------------                     -------------------
                                                               Totals:                $0.00                                   $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                      $59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                   0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
               (>180 DAYS), THE SERVICER HAS FAILED
              TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

     DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
     a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
     b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
     c)  If (a) > (b), amount to be deposited in Collection Account per
          Contribution & Servicing Agreement Section 7.02                                                $0.00

     CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                      NO     X
                                                                                              ---------                ----------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 13, 2001


 XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


          POOL A - NON-PERFORMING                                                                                 Predecessor
                                                                       Discounted              Predecessor        Discounted
          Lease #    Lessee Name                                       Present Value           Lease #            Present Value
          ---------------------------------------------             -------------------        ---------------    ----------------
          2841-001   Medical Imaging Co. Inc.                          1,121,500.51               2207-001            $551,274.29
          2004383-1  Robert Wood Johnson University                      512,828.61               2207-002          $1,160,782.50
          2005209-2  Memorial Regional Medical Center                    252,655.70               2207-003            $181,136.33
                     Cash                                                  6,208.31
          2875-007   MRI of River North, Inc. et al.                   1,629,015.55               2337-001          $1,215,773.70






                                                                     ---------------                              ----------------
                                                            Totals:   $3,522,208.68                                 $3,108,966.82

          a) DISCOUNTED CONTRACT BALANCES
            OF ALL NON-PERFORMING CONTRACTS                                                                         $3,108,966.82
          b) ADCB OF POOL A AT CLOSING DATE                                                                       $211,061,551.13
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   1.47%

 DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

 a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
 b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
 c)  If (a) > (b), amount to be deposited in Collection
      Account per Contribution & Servicing Agreement Section 7.02                                   $0.00

 CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                               NO     X
                                                                                 ------------                      -------------


          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                                     Discounted              Predecessor           Discounted
          Lease #    Lessee Name                                     Present Value           Lease #               Present Value
          ---------------------------------------------              ------------------      ---------------       ----------------
                     None





                                                                     ---------------                                --------------
                                                            Totals:           $0.00                                          $0.00

          a) DISCOUNTED CONTRACT BALANCES
             OF ALL CONTRACTS SUBSTITUTED                                                                                     $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $59,182,173.57
          c) (CANNOT EXCEED 10% OVER THE
               LIFE OF THE POOL)                                                                                              0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS
           OR HAS DEFAULTED (> 180 DAYS), THE SERVICER
           HAS DECLINED TO ADVANCE OR A BANKRUPTCY
          PETITION HAS BEEN FILED

 DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

 a)  Total discounted Contract Balance of Predecessor
      Receivables                                                                               $0.00
 b)  Total discounted Contract Balance of Substitute
      Receivables                                                                               $0.00
 c)  If (a) > (b), amount to be deposited in Collection
      Account per Contribution & Servicing Agreement
      Section 7.02                                                                              $0.00

 CHANGE IN ANY OF THE ABOVE DETAIL DURING
      THE RELATED COLLECTION PERIOD                                        YES                                     NO     X
                                                                            --------                                 --------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 2001


XV.    POOL PERFORMANCE MEASUREMENTS

1.                      AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                                      TOTAL OUTSTANDING CONTRACTS
      This Month                             3,110,514.92                 This Month                160,438,519.93
      1 Month Prior                          2,642,960.28                 1 Month Prior             165,890,526.88
      2 Months Prior                         2,310,479.59                 2 Months Prior            170,128,103.05

      Total                                  8,063,954.79                 Total                     496,457,149.86

      a) 3 MONTH AVERAGE                     2,687,984.93                 b) 3 MONTH AVERAGE        165,485,716.62

      c) a/b                                         1.62%


2.    Does a Delinquency Condition Exist (1c > 6%)?                                      Yes                      No            X
                                                                                             ----------------        ---------------
3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                              Yes                      No            X
                                                                                             ----------------        ---------------


      B. An Indenture Event of Default has occurred and is then continuing?              Yes                      No            X
                                                                                             ----------------        ---------------


4.    Has a Servicer Event of Default occurred?                                          Yes                      No            X
                                                                                             ----------------        --------------


5.    Amortization Event Check

      A. Is 1c  > 8%?                                                                    Yes                      No            X
                                                                                             ----------------        ---------------
      B. Bankruptcy, insolvency, reorganization;
          default/violation of any covenant or obligation
          not remedied within 90 days?                                                   Yes                      No            X
                                                                                             ----------------        ---------------
      C. As of any Determination date, the sum
          of all defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                    Yes                      No            X
                                                                                             ----------------        ---------------



6.    Aggregate Discounted Contract Balance at Closing Date                   Balance         $270,243,724.70
                                                                                              ----------------

      DELINQUENT LEASE SUMMARY


       Days Past Due             Current Pool Balance                 # Leases
       -------------             --------------------                 --------
         31 - 60                    8,520,008.40                         37
         61 - 90                    4,900,342.15                         17
        91 - 180                    3,110,514.92                         24



      Approved By:
      Matthew E. Goldenberg
      Assistant Treasurer